                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 5, 2005

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                             1-13136 No.                      16-1455126
(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                         Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))

                              HOME PROPERTIES, INC.

                                 CURRENT REPORT
                                   ON FORM 8-K

Item 2.01. Completion of Acquisition and Disposition of Assets
--------------------------------------------------------------

Home  Properties,  Inc.  (the  "Company")  conducts  its  business  through Home
Properties,  L.P., a New York limited partnership (the "Operating Partnership").
During 2004,  the  Operating  Partnership  purchased  the following 10 apartment communities  (referred  to  herein  as  the  "Acquisition  Properties")  in  six unrelated  transactions.  The aggregate  purchase price of the six  transactions exceeded  10% of  the  total  assets  of  the  registrant.  None  of  these  six
acquisition  transactions  constitute  a  "significant   subsidiary",   and  the
communities were not acquired from a related party.

Community                                          Acquisition Date
---------                                          ----------------
Chatham Hill(1)                                    January 30, 2004
Northwood Apartments(1)                            January 30, 2004
Fairmount Apartments(1)                            January 30, 2004
Kensington Apartments(1)                           January 30, 2004
The Apartments at Wellington Trace                 March 2, 2004
The Village at Marshfield                          March 17, 2004
Woodleaf Apartments                                March 19, 2004
The Hamptons(2)                                    July 7, 2004
The Vinings at Hampton Village(2)                  July 7, 2004
Regency Club                                       September 24, 2004

Nodar Properties.  On January 30, 2004, the Operating  Partnership acquired four apartment communities totaling 534 units in New Jersey (noted with an (1) above)
from one seller pursuant to a single purchase  agreement  (referred to herein as the "Nodar  Properties").  The combined purchase price of the portfolio of $64.2 million  was  funded by $34  million of assumed  mortgage  debt,  $18.3 from the
Company's  line of  credit,  and the  issuance  of $11.9  million  in  Operating
Partnership Units ("OP Units") in the Operating Partnership.  The mortgages have variable and fixed interest rates of 3.78% and 7.03%,  respectively,  and mature on July 1, 2008.

The Apartments at Wellington Trace. On March 2, 2004, the Operating  Partnership
acquired The Apartments at Wellington Trace with a total of 240 units located in
Frederick,  Maryland.  Consideration  for the $29.5 million  purchase  price was funded by the Company's line of credit.

The Village at Marshfield. On March 17, 2004, the Operating Partnership acquired
The  Village at  Marshfield  with a total of 276 units  located  in  Marshfield,
Massachusetts. Consideration for the $27.0 million purchase price included $19.8 million of assumed  mortgage  debt and $7.2 million from the  Company's  line of credit. The mortgage has a fixed interest rate of 7.85% and matures in 2042.

Woodleaf  Apartments.  On March 19, 2004,  the  Operating  Partnership  acquired
Woodleaf  Apartments  with a  total  of 228  units  located  in  Silver  Spring,
Maryland.   Consideration   for  the  $20.0  million   purchase  price  included
$7.6 million of assumed  mortgage debt and $12.4 million from the Company's line of credit. The mortgage has a fixed interest rate of 5.9% and matures in 2027.

The  Hamptons.  On  July 7,  2004,  , the  Operating  Partnership  acquired  two apartment  communities  totaling 836 units in North  Lauderdale,  Florida (noted
with an (2)  above)  from one seller  pursuant  to a single  purchase  agreement
(referred  to herein as "The  Hamptons").  Consideration  for the $70.4  million purchase  price  included  $56 million in a variable  rate  Fannie Mae  Discount
Mortgage Backed  Security  ("DMBS") and $14.4 from the Company's line of credit.
The DMBS  has an  initial  interest  rate of 2.4%,  inclusive  of the rate  cap, adjusts every 90 days and matures in 2014.

Regency Club  Apartments.  On  September  24, 2004,  the  Operating  Partnership
acquired  Regency Club  Apartments with a total of 372 units located in Jackson,
New Jersey.  Consideration  for the $36.4 million  purchase price included $19.5 million of assumed  mortgage debt and $16.9 from the  Company's  line of credit.
The mortgages have a weighted average interest rate of 6.03% and mature in 2012.

The Apartments at Wellington Trace, The Hamptons and Regency Club Apartments are
collectively referred to herein as the "Selected Acquisition Properties".  These acquisition  properties  make  up 50% of the  Acquisition  Properties  and  were selected for audit under Rule 3-14 of Regulation S-X.

In  determining  the price  paid for the  Acquisition  Properties,  the  Company considered the historical and expected cash flow from the properties, the nature of the  occupancy  trends  and terms of the leases in place,  current  operating costs and taxes,  the physical  condition of the  properties,  the  potential to increase  their cash flow and other  factors.  The Company also  considered  the capitalization  rates at which it believes  apartment  properties  have recently sold in the  market,  but  determined  the prices it was  willing to pay for the properties  primarily  based on the  factors  discussed  above.  No  independent appraisals  were  performed in connection  with the  acquisitions.  The Company, after  investigation  of the properties,  is not aware of any material  factors, other than those enumerated  above,  that would cause the financial  information reported not to be necessarily indicative of future expected operating results.

In addition,  the Company sold the following five apartment  communities  during
2004 (referred to herein as the "Sale Properties").  These dispositions were not deemed to be "significant"  and are reported herein for  informational  purposes only. In addition,  all of the Sale  Properties  were classified as discontinued
operations for the year ended December 31, 2004.

Community                                                Disposition Date
---------                                                ----------------
Northgate Manor Apartments                               June 10, 2004
Maple Lane Apartments                                    July 30, 2004
Apple Hill Apartments                                    December 23, 2004
Parkview Gardens                                         December 29, 2004
Golfview Apartments                                      December 29, 2004

Northgate Manor Apartments - On June 10, 2004, the Company completed the sale of
Northgate Manor Apartments.  The 224-unit  community  located in Rochester,  New
York was sold for $9.3 million.

Maple Lane  Apartments - On July 30,  2004,  the Company  completed  the sale of
Maple Lane Apartments. The 396-unit community located in South Bend, Indiana was sold for $17.5 million.

Apple Hill Apartments - On December 23, 2004, the Company  completed the sale of
Apple Hill Apartments. The 498-unit community located in Hamden, Connecticut was sold for $48.1 million.

Parkview  Gardens - On December  29,  2004,  the Company  completed  the sale of
Parkview Gardens.  The 484-unit community located in Detroit,  Michigan was sold for $16 million.

Golfview  Apartments - On December 29, 2004,  the Company  completed the sale of
Golfview Apartments. The 44-unit community located in Detroit, Michigan was sold for $1.5 million.

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

a.   Financial statements of businesses acquired:

     (1)  Unaudited  statements of revenue and certain expenses for the Hamptons and Regency Club Apartments for the period January 1, 2004 through the latest interim period prior to the date of acquisition.

     (2)  Audited  statements of revenue and certain expenses for the year ended
          December 31, 2003 for each of the Selected Acquisition Properties.

     None of the Acquisition  Properties  constitute a "significant  subsidiary"
     pursuant to the  Regulation  S-X rules.  Audited  statements of revenue and certain expenses for the year ended December 31, 2003 and related unaudited financial  information for the period through the  acquisition  date or the
     Company's  appropriate quarterly reporting period are presented herein only for the Selected Acquisition Properties,  which represent a majority of the
     Acquisition Properties.

b.   Pro forma financial information:

     (1)  Pro  forma  condensed  consolidated  statement  of  operations  of the
          Company for the year ended December 31, 2004.

     (2)  Notes to the pro forma  consolidated  statement of  operations  of the
          Company for the year ended December 31, 2004.

     (3)  Estimated  twelve-month  pro forma  statement of taxable net operating income and operating funds available.

c.   Exhibits

     Exhibit 23.0 Consent of PricewaterhouseCoopers LLP

                         Report of Independent Auditors
                         ------------------------------

To the Board of Directors and Shareholders of
Home Properties, Inc.:

We have audited the  accompanying  Statement of Revenue and Certain  Expenses of
The Apartments at Wellington Trace,  Frederick,  Maryland,  (the "Property") for
the year ended December 31, 2003.  This Statement is the  responsibility  of the
Property's  management.  Our  responsibility  is to  express  an opinion on this
Statement based on our audit.

We conducted our audit in accordance with auditing standards  generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain reasonable  assurance about whether the Statement is free of material  misstatement.  An audit includes  examining,  on a test basis, evidence supporting the amounts and disclosures in the Statement.  An audit also includes assessing the accounting principles used and significant estimates made by management,  as well as evaluating the overall presentation of the Statement.
We believe that our audit provides a reasonable basis for our opinion.

The  accompanying  Statement was prepared for the purpose of complying  with the rules and  regulations of the Securities and Exchange  Commission (for inclusion in the Form 8-K of Home  Properties,  Inc.)  as  described  in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of The Apartments at Wellington  Trace for the year ended  December 31, 2003,  in conformity  with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
May 23, 2005

The Apartments at Wellington Trace
Statement of Revenue and Certain Expenses
(In thousands)
--------------

                                                For the Year Ended
                                                 December 31, 2003
                                                 -----------------
Revenue:
     Rental income                                      $2,076
     Other income                                           73
                                                        ------
                                                         2,149
                                                        ------

Expenses:
     Operating and maintenance                             906
     Real estate taxes                                     180
                                                        ------
                                                         1,086
                                                        ------

Revenue in excess of expenses                           $1,063
                                                        ======

The accompanying notes are an integral part of these financial statements.

The Apartments at Wellington Trace
Notes to Statement of Revenue and Certain Expenses
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

1.   OPERATIONS OF PROPERTIES

     The  accompanying  statement of revenue and certain  expenses  includes the operations  (see  "Basis  of  Presentation"  below)  of The  Apartments  at
     Wellington  Trace, a residential  property ("the Property")  formerly owned
     and  managed  by  parties  not  related  to  Home  Properties,   Inc.  (the
     "Company").

     On March 2, 2004,  the Company,  through its  subsidiary  Home  Properties,
     L.P.,  acquired the  Property.  The Property is a  residential  development located in Frederick, Maryland.

     Total consideration for the acquisition was $29.5 million, which was funded through the use of the Company's line of credit.

2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation
     ---------------------

     The  accompanying  statement  has been  prepared  on the  accrual  basis of accounting.

     The accompanying  statement is not  representative of the actual operations of the Property for the periods  presented.  As required by the  Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses, which may not be  comparable  to the proposed  future  operations of the Property have been excluded.  Expenses excluded relate to property  management fees, interest expense, depreciation and amortization expense, and other expenses unrelated  to the future  operations  of the  Property.  The Company is not aware of any material factors relating to the Property that would cause the reported financial  information not to be necessarily  indicative of future operating results.

     Real Estate
     -----------

     Expenditures  for repairs and  maintenance  items are expensed as incurred.
     Costs  related to the  acquisition  and  improvement  of the  Property  and related assets are capitalized.

     Revenue Recognition
     -------------------

     Rental income  attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

     Use of Estimates in the Preparation of Financial Statements
     -----------------------------------------------------------

     The  preparation  of financial  statements  in conformity  with  accounting principles  generally  accepted  in the United  States of America  requires management  to make  estimates  and  assumptions  that affect the  reported amounts of  revenues  and  expenses  during the  reporting  period.  Actual results could differ from those estimates.

     Other Income
     ------------

     Other income is  attributable  to real estate  service fees and is recorded when due from residents. The real estate service fees include late charges, lease breakage fees, application fees, pet charges and other amenities.

     Real Estate Taxes
     -----------------

     Real estate taxes are expensed over the period in which the taxes relate.

             Report of Independent Registered Public Accounting Firm
             -------------------------------------------------------

To the Board of Directors and Shareholders of
Home Properties, Inc.:

We have  audited  the  accompanying  Combined  Statement  of Revenue and Certain
Expenses of The Hamptons,  North Lauderdale,  Florida,  (the "Property") for the
year ended  December  31, 2003.  This  Statement  is the  responsibility  of the
Property's  management.  Our  responsibility  is to  express  an opinion on this
Statement based on our audit.

We conducted  our audit in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement.  An audit also includes assessing the accounting principles used and significant estimates made by management,  as well as evaluating the overall presentation of the Statement.
We believe that our audit provides a reasonable basis for our opinion.

The  accompanying  Statement was prepared for the purpose of complying  with the rules and  regulations of the Securities and Exchange  Commission (for inclusion in the Form 8-K of Home  Properties,  Inc.)  as  described  in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects,  the revenue and certain expenses  described in Note 2 of The Hamptons for the year ended December 31, 2003, in conformity with  accounting  principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
May 23, 2005

The Hamptons
Combined Statement of Revenue and Certain Expenses
(In thousands)
-------------------------------------------------------------------------------

                                                       For the Six Months Ended
                                                               June 30,
                                  For the Year Ended             2004
                                   December 31, 2003         (unaudited)
                                   -----------------         -----------
Revenue:
     Rental income                        $7,455                  $3,774
     Other income                            507                     261
                                          ------                  ------
                                           7,962                   4,035
                                          ------                  ------

Expenses:
     Operating and maintenance             1,901                     960
     Real estate taxes                     1,091                     577
                                          ------                  ------
                                           2,992                   1,537
                                          ------                  ------

Revenue in excess of expenses             $4,970                  $2,498
                                          ======                  ======

The accompanying notes are an integral part of these financial statements.

The Hamptons
Notes to the Combined Statements of Revenue and Certain Expenses
For the Year Ended December 31, 2003 and the Six Months Ended
June 30, 2004 (Unaudited)
-------------------------------------------------------------------------------

1.   OPERATIONS OF PROPERTIES

     The  accompanying  combined  statements  of revenue  and  certain  expenses includes the operations (see "Basis of Presentation" below) of the Hamptons and the Vinings at Hampton Village, residential properties ("The Hamptons")
     formerly owned and managed by parties not related to Home Properties,  Inc.
     (the "Company").

     On July 7, 2004, the Company, through its subsidiary Home Properties, L.P., acquired The Hamptons. The Hamptons is a residential development located in
     North Lauderdale, Florida.

     Total consideration for the acquisition was $70.4 million, which was funded through $56 million in a variable rate Fannie Mae Discount  Mortgage Backed
     Security ("DMBS") and $14.4 million from the Company's line of credit.  The
     DMBS has an  initial  interest  rate of 2.4%,  inclusive  of the rate  cap, adjusts every 90 days and matures in July 2014.

2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation
     ---------------------

     The  accompanying  combined  statements  have been  prepared on the accrual basis of accounting.

     The accompanying  combined  statements are not representative of the actual operations of The Hamptons  for the periods  presented.  As required by the
     Securities  and Exchange  Commission,  Regulation  S-X, Rule 3-14,  certain expenses,  which may not be comparable to the proposed future operations of
     The Hamptons  have been  excluded.  Expenses  excluded  relate to  property management fees, interest expense,  depreciation and amortization  expense, and other expenses unrelated to the future operations of The Hamptons.  The
     Company is not aware of any material factors relating to The Hamptons  that would  cause  the  reported  financial  information  not to be  necessarily indicative of future operating results.

     Real Estate
     -----------

     Expenditures  for repairs and  maintenance  items are expensed as incurred.
     Costs  related to the  acquisition  and  improvement  of  The Hamptons  and related assets are capitalized.

     Revenue Recognition
     -------------------

     Rental income  attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

     Use of Estimates in the Preparation of Financial Statements
     -----------------------------------------------------------

     The  preparation  of financial  statements  in conformity  with  accounting principles  generally  accepted  in the United  States of America  requires management  to make  estimates  and  assumptions  that affect the  reported amounts of  revenues  and  expenses  during the  reporting  period.  Actual results could differ from those estimates.

     Other Income
     ------------

     Other income is  attributable  to real estate  service fees and is recorded when due from residents. The real estate service fees include late charges, lease breakage fees, application fees, pet charges and other amenities.

     Real Estate Taxes
     -----------------

     Real estate taxes are expensed over the period in which the taxes relate.

     Interim Unaudited Statement of Revenue and Certain Expenses
     -----------------------------------------------------------

     The accompanying  interim statement of revenue and certain expenses for the six months ended June 30, 2004 is unaudited. However, in the opinion of the
     Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the  interim  period.  The  results  for the period  presented  are not necessarily indicative of the results for the full year.

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Home Properties, Inc.:

We have audited the  accompanying  Statement of Revenue and Certain  Expenses of
The Regency Club Apartments,  Jackson, New Jersey, (the "Property") for the year ended December 31, 2003. This Statement is the  responsibility of the Property's management.  Our responsibility is to express an opinion on this Statement based on our audit.

We conducted  our audit in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement.  An audit also includes assessing the accounting principles used and significant estimates made by management,  as well as evaluating the overall presentation of the Statement.
We believe that our audit provides a reasonable basis for our opinion.

The  accompanying  Statement was prepared for the purpose of complying  with the rules and  regulations of the Securities and Exchange  Commission (for inclusion in the Form 8-K of Home  Properties,  Inc.)  as  described  in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects,  the revenue and certain  expenses  described in Note 2 of The Regency
Club  Apartments  for the year ended  December  31,  2003,  in  conformity  with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
May 23, 2005

Regency Club Apartments
Statements of Revenue and Certain Expenses
(In thousands)
-------------------------------------------------------------------------------

                                                      For the Six Months Ended
                                 For the Year Ended        June 30, 2004
                                 December 31, 2003          (unaudited)
                                 -----------------          -----------
Revenue:
     Rental income                        $ 4,303                $ 2,223
     Other income                              78                     30
                                          -------              ---------
                                            4,381                  2,253
                                          -------              ---------

Expenses:
     Operating and maintenance              1,369                    833
     Real estate taxes                        382                    191
                                          -------              ---------
                                            1,751                  1,024
                                          -------              ---------

Revenue in excess of expenses             $ 2,630              $   1,229
                                          =======              =========
The accompanying notes are an integral part of these financial statements.

Regency Club Apartments
Notes to Statements of Revenue and Certain Expenses
For the Year Ended December 31, 2003 and for the Six Months Ended
June 30, 2004 (unaudited)

-------------------------------------------------------------------------------

1.   OPERATIONS OF PROPERTIES

     The accompanying  statements of revenue and certain  expenses  includes the operations (see "Basis of Presentation"  below) of Regency Club Apartments, a  residential  property  ("the  Property")  formerly  owned and managed by parties not related to Home Properties of New York, Inc. (the "Company").

     On September 24, 2004, the Company, through its subsidiary Home Properties,
     L.P.,  acquired the  Property.  The Property is a  residential  development located in Jackson, New Jersey.

     Total consideration for the acquisition was $36.4 million, which was funded through  $19.5 million in assumed debt and $16.9 million from the Company's line of credit. Of the $19.5 million of assumed debt, $18.0 million carries an interest  rate of 5.95%,  maturing in October 2012.  The remaining  $1.5 million carries an interest rate of 7.03% and matures in June 2005.

2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation
     ---------------------

     The  accompanying  statements  have been  prepared on the accrual  basis of accounting.

     The accompanying statements are not representative of the actual operations of the Property for the periods  presented.  As required by the  Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses, which may not be  comparable  to the proposed  future  operations of the Property have been excluded.  Expenses excluded relate to property  management fees, interest expense, depreciation and amortization expense, and other expenses unrelated  to the future  operations  of the  Property.  The Company is not aware of any material factors relating to the Property that would cause the reported financial  information not to be necessarily  indicative of future operating results.

     Real Estate
     -----------

     Expenditures  for repairs and  maintenance  items are expensed as incurred.
     Costs  related to the  acquisition  and  improvement  of the  Property  and related assets are capitalized.

     Revenue Recognition
     -------------------

     Rental income  attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

     Use of Estimates in the Preparation of Financial Statements
     -----------------------------------------------------------

     The  preparation  of financial  statements  in conformity  with  accounting principles  generally  accepted  in the United  States of America  requires management  to make  estimates  and  assumptions  that affect the  reported amounts of  revenues  and  expenses  during the  reporting  period.  Actual results could differ from those estimates.

     Other Income
     ------------

     Other income is  attributable  to real estate  service fees and is recorded when due from residents. The real estate service fees include late charges, lease breakage fees, application fees, pet charges and other amenities.

     Real Estate Taxes
     -----------------

     Real estate taxes are expensed over the period in which the taxes relate.

     Interim Unaudited Statement of Revenue and Certain Expenses
     -----------------------------------------------------------

     The accompanying  interim statement of revenue and certain expenses for the six months ended June 30, 2004 is unaudited. However, in the opinion of the
     Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the  interim  period.  The  results  for the period  presented  are not necessarily indicative of the results for the full year.

                              HOME PROPERTIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
           (Unaudited, in Thousands, Except Share and Per Share Data)

The unaudited Pro forma Consolidated  Statement of Operations for the year ended
December  31, 2004 are  presented  as if the  acquisition  by the Company of the
Selected Acquisition Properties had occurred on January 1, 2004.

Such pro forma information is based upon the historical  consolidated results of operations of the Company for the year ended December 31, 2004, giving effect to the  transactions  described  above.  In management's  opinion,  all adjustments necessary  to  reflect  the above  transactions  have been  made.  The Pro forma
Consolidated  Statements of Operations  should be read in  conjunction  with the historical financial statements and notes thereto of the Company included in the
Home  Properties,  Inc.  Form  10- K  filed  March  15,  2005  (which  financial statements  reflect  the impact of  property  sales as  discontinued  operations pursuant to the  provisions  of SFAS 144 -  "Accounting  for the  Impairment  or
Disposal of Long-Lived Assets") for the year ended December 31, 2004.

The unaudited Pro Forma Consolidated  Statement of Operations for the year ended
December 31, 2004 are not  necessarily  indicative of what the actual results of operations  would have been  assuming  the  transactions  had occurred as of the beginning of the period presented,  nor does it purport to represent the results of operations for future periods.

Note that a Pro Forma Consolidated  Statement of Operations for the three months ended  March  31,  2005 is not  presented,  as all of the  Selected  Acquisition
Properties were acquired prior to December 31, 2004, and therefore, are included in the  historical  financial  statements  and notes thereto of the Company Form
10-Q filed May 10, 2005.

                              HOME PROPERTIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
           (Unaudited, in Thousands, Except Share and Per Share Data)

                                                                       For the Year Ended December 31, 2004
                                                                       ------------------------------------

                                                             Home                                                 Total
                                                      Properties,                                  Pro Forma  Pro Forma
                                                             Inc.  Wellington       The  Regency     Adjust-    Adjust-    Company
                                                   Historical (A)       Trace  Hamptons     Club       ments  ments (B)   Pro Forma
                                                   --------------       -----  --------     ----       -----  ---------   ---------
Revenues:
---------
Rental Income                                           $436,724        $346    $3,774   $2,905                  $7,025    $443,749
Property other income                                     18,299          12       261       50                     323      18,622
Interest and Dividends                                       480           -         -        -                       -         480
Other income                                               2,827           -         -        -                       -       2,827
                                                      ----------        ----    ------   ------                  ------    --------

Total revenues                                           458,330         358     4,035    2,955                   7,348     465,678
                                                      ----------        ----    ------   ------                  ------    --------

Expenses:
Operating and maintenance                                202,479         181     1,537    1,248           -       2,966     205,445
General and administrative                                23,978           -         -        -     220 (C)         220      24,198
Interest                                                  90,506           -         -        -   1,997 (D)       1,997      92,503
Depreciation and amortization                             89,929           -         -        -   1,695 (E)       1,695      91,624

Impairment of assets held as General Partner               1,116           -         -        -           -           -       1,116
                                                      ----------        ----    ------   ------                  ------   --------

Total Expenses                                           408,008         181     1,537    1,248       3,912       6,878     414,886
                                                      ----------        ----    ------   ------                  ------    --------

Income (loss) from operations                             50,322         177     2,498    1,707     (3,912)         470      50,792

Equity in earnings (losses) of
     unconsolidated affiliates                              (538)                                                     -        (538)
                                                      ----------                                                         ----------
Income before minority interest and
     loss on sale of property and business                49,784                                                    470      50,254

Minority interest                                         13,637                                                 178(F)      13,815
                                                      ----------                                                         ----------
Income from continuing operations                         36,147                                                    292      36,439

Preferred dividends                                       (7,593)                                                     -     (7,593)
                                                      ----------                                                         ----------
Income applicable to common shareholders from
     continuing operations                               $28,554                                                 $  292   $  28,846
                                                      ==========                                                         ==========
Basic earnings per share data:
         Income applicable to common shareholders
             from continuing operations                    $0.87                                                          $0.88 (G)
                                                      ==========                                                         ==========
Diluted earnings per share data:
         Income applicable to common shareholders
             from continuing operations                    $0.86                                                          $0.87 (G)
                                                      ==========                                                         ==========
Weighted average number of shares outstanding
         Basic                                        32,911,945                                                         32,911,945
                                                      ==========                                                         ==========
         Diluted                                      33,314,038                                                         33,314,038
                                                      ==========                                                         ==========

                              HOME PROPERTIES, INC.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                            (Unaudited, in Thousands)

(A)  Reflects the historical  audited  consolidated  statement of operations for the Company for the year ended December 31, 2004.

(B)  Reflects  the  historical  revenue  and  certain  expenses  of  each of the
     Selected Acquisition  Properties for the period January 1, 2004 through the earlier of the date of acquisition or December 31, 2004. Note that the Sale
     Properties,  as defined  herein,  are excluded from this adjustment as they are  included  in income from  discontinued  operations  in the  historical presentation  which is not  required  in this pro  forma  presentation.  In addition to those adjustments  previously described,  (C), (D), (E) and (F)
     below  reflect  other  adjustments  related  to  the  Selected  Acquisition
     Properties.

(C)  Reflects additional general and administrative  expenses relating to adding the selected acquisition  properties to the Company portfolio (estimated as
     3% of total revenues).

(D)  Reflects the increase in interest  expense related to the fair value of the debt  assumed  from the seller or obtained in order to finance  each of the
     Selected  Acquisition  Properties.  For certain of the Selected Acquisition
     Properties,  the Company used its existing line of credit to finance all or a portion of the acquisition  price. These are noted below with "LOC" after the community name.

     The  approximated  fair  market  value  of  debt  assumed  or  obtained  in
     acquisition  along  with  the  respective   effective   interest  rates  is
     summarized as follows:

                              Fair Market Value of
     Acquisition Properties       Debt Assumed        Interest rate
     Wellington Trace (LOC)        $29,500,000            2.24%
     The Hamptons (variable)       $56,000,000            2.21%
     The Hamptons (LOC)            $14,400,000            2.34%
     Regency Club                  $19,305,000            4.84%
     Regency Club                  $ 1,481,000            3.19%
     Regency Club (LOC)            $16,900,000            2.88%

     A 12.5 basis point increase in the interest rates would decrease net income by approximately $146.

(E)  Reflects  depreciation  and  amortization  related to each of the  Selected
     Acquisition Properties,  as appropriate.  The appliances and equipment have an  estimated  useful life of ten years and the  building  has an estimated useful life of forty years.

(F)  Reflects the adjustment to minority  interest expense based upon the impact of the above pro forma  adjustments on income before minority  interest and the issuance of OP Units as of January 1, 2004.

(G)  Pro forma income per common share is based upon the weighted average number of common shares assumed to be outstanding during 2004, as appropriate.

In accordance with SFAS 128, earnings per share from income applicable to common shareholders from continuing operations is calculated as follows (in thousands):

                                                                                           December 31,2004
                                                                                           ----------------

Income from continuing operations                                                           $    36,439
Less:    Preferred dividends                                                                      7,593
                                                                                            -----------
Basic and Diluted - Income from continuing operations applicable to common shareholders     $    28,846
                                                                                            ===========

Basic weighted average number of shares outstanding                                          32,911,945
Effect of dilutive stock options                                                                402,093
                                                                                            -----------
Diluted weighted average number of shares outstanding                                        33,314,038
                                                                                            ===========

Basic earnings per share data:
     Income applicable to common shareholders from continuing operations                       $0.88

Diluted earnings per share data:
     Income applicable to common shareholders from continuing operations                       $0.87

                              HOME PROPERTIES, INC.
                   ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
          OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
                                   (UNAUDITED)

The  following  unaudited  statement is a proforma  estimate for a  twelve-month period of taxable income and funds available from operations of the Company. The unaudited  pro forma  statement is based on the Company's  historical  operating results for the  twelve-month  period  ended  March 31, 2005  adjusted as if the acquisition by the Company of the Selected  Acquisition  Properties had occurred on April 1, 2004.

This statement should be read in conjunction  with (i) the historical  financial statements  and notes  thereto of the Company  included in the Home  Properties,
Inc.  Form 10-K filed  March 15, 2005 (which  financial  statements  reflect the impact of property sales as discontinued  operations  pursuant to the provisions of SFAS 144 - "Accounting for the Impairment or Disposal of Long-Lived  Assets")
for the year  ended  December  31,  2004 and  (ii)  the pro  forma  consolidated financial statements of the Company included herein.

ESTIMATE OF TAXABLE NET OPERATING INCOME (IN THOUSANDS):

Historical earnings from operations, exclusive of depreciation and amortization (Note 1)        $140,784
Selected Acquisition Properties as adjusted, exclusive of depreciation (Note 2)                    2,164
                                                                                              ----------

                                                                                                 142,948
Estimated tax basis depreciation and amortization (Note 3)
    HPNY                                                                                       (95,710)
    Acquisition Properties                                                                    (2,769)
                                                                                              ----------

Pro Forma taxable operating income before dividends deduction                                     44,469
Estimated dividends deduction (Note 4)                                                            88,338
                                                                                              ----------

Pro Forma taxable operating income (loss)                                                     ($  43,869)
                                                                                              ==========

ESTIMATE OF PRO FORMA OPERATING FUNDS AVAILABLE (NOTE 5)
  (IN THOUSANDS):
Pro Forma taxable operating income before dividends deduction                                  $  44,469
Add pro forma tax basis depreciation and amortization                                             98,479
                                                                                              ----------

Estimate of pro forma operating funds available                                                 $142,948
                                                                                              ==========

Note 1 - The historical earnings from operations represents the Company's income from continuing  operations as adjusted for  depreciation  and amortization for the  year  ended  December  31,  2004 as  reflected  in the  historical financial statements.

Note 2 - The  historical  earnings  from  operations  represents  the pro  forma results of the properties acquired since January 1, 2004 for the year ended
     December 31, 2004.

Note 3 - The tax basis  depreciation  of the Company is based upon the  original purchase price allocated to the buildings, equipment and personal property, depreciated  on a  straight-line  basis  over  a  27.5-  and  5-year  life, respectively.

Note 4 - Estimated  dividends deduction includes the Series F preferred dividend of $5,400  plus the  estimated  dividend  rate of $2.52 per  common  share.
     Common shares outstanding, on a pro forma basis, are 32,911,945.

Note 5 - Operating  funds  available  does not  represent  cash  generated  from operating  activities  in accordance  with  generally  accepted  accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                        HOME PROPERTIES, INC.
                        (Registrant)

                        Date:    August 5, 2005

                        By:      /s/ Edward J. Pettinella
                                 -------------------------------------
                                 Edward J. Pettinella
                                 President and Chief Executive Officer

                        Date:    August 5, 2005

                        By:      /s/ David P. Gardner
                                 -------------------------------------
                                 David P. Gardner
                                 Executive Vice President and
                                 Chief Financial Officer

                                                                   EXHIBIT 23.0

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-3 (Nos. 333-37229, 333-46243, 333-52601,333-58799,333-64069,
333-75253,  333-92023,  333-93761,  333-94815,  333-44928, 333-46738, 333-54160,
333-61948,  333-74180,  333-02672,  333-52601,  333-100759,  333-115572) of Home
Properties  Inc. of our reports dated (1) May 23, 2005 relating to the statement of revenue and certain  expenses of The Apartments at Wellington  Trace, (2) May
23, 2005 relating to the combined  statement of revenue and certain  expenses of
The  Hamptons  and (3) May 23,  2005  relating to the  statement  of revenue and certain  expenses of The Regency  Club  Apartments,  which appear in the Current
Report on Form 8-K of Home Properties Inc. dated August 5, 2005.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Boston, MA
August 5, 2005